Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Amendment”) is entered into effective as of January 31, 2018 (the “Second Amendment Effective Date”), by and among Noble Midstream Services, LLC, a Delaware limited liability company (the “Borrower”), Noble Midstream Partners LP, a Delaware limited partnership (the “Parent”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and the undersigned Lenders party hereto. Terms used in this Amendment, but not defined herein, have the meaning set forth in the Credit Agreement.

RECITALS

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of September 20, 2016 (as amended, supplemented or modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lenders have made Commitments to the Borrower;

WHEREAS, the Borrower has advised the Administrative Agent that (a) the Borrower owns 100% of the limited partnership interests of Laramie River DevCo LP, a Delaware partnership (“Laramie River DevCo”), a wholly-owned direct Subsidiary (but not a Material Subsidiary) of the Borrower, (b) the Borrower owns 100% of the limited liability company interests of Laramie River DevCo GP LLC, a Delaware limited liability company (“Laramie River DevCo GP”), a wholly-owned direct Subsidiary (but not a Material Subsidiary) of the Borrower, which owns 100% of the general partnership interest of Laramie River DevCo and (c) Laramie River DevCo has formed Black Diamond Gathering Holdings LLC, a Delaware limited liability company (“Black Diamond HoldCo”), which is an indirect wholly-owned Subsidiary (but not a Material Subsidiary) of the Borrower;

WHEREAS, the Borrower has advised the Administrative Agent that Black Diamond HoldCo has acquired 54.4% of the Equity Interests of Black Diamond Gathering, LLC, a Delaware limited liability company (“Black Diamond”), which is an indirect Subsidiary (but not a Material Subsidiary) of the Borrower;

WHEREAS, the Borrower has advised the Administrative Agent that Black Diamond has entered into that certain Membership Interest Purchase and Sale Agreement, dated as of December 12, 2017 (the “Black Diamond MIPA”), between Black Diamond and Saddle Butte Pipeline II, LLC, a Delaware limited liability company (“Saddle Butte”) pursuant to which Black Diamond has agreed to acquire (such acquisition, the “Black Diamond Acquisition”) all of the Capital Stock (the “Acquired Capital Stock”) of (a) Saddle Butte Rockies Midstream, LLC, a Delaware limited liability company and (b) Optimized Energy Solutions, LLC, a Delaware limited liability company;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to permit Black Diamond HoldCo to make Investments in Black Diamond (a) to consummate the Black Diamond Acquisition including (i) on the Second

Amendment Effective Date in an amount equal to (A) 50% of the difference between (1) the Unadjusted Purchase Price (as defined in the Black Diamond MIPA) and (2) the Deposit (as defined in the Black Diamond MIPA) less (B) 54.4% of the amount of any Adjustment Amount (as defined in the Black Diamond MIPA) payable to Black Diamond on the Second Amendment Effective Date, the proceeds of which shall solely be used by Black Diamond to (x) fund the Indemnity Escrow Amount (as defined in the Black Diamond MIPA) and (y) pay amounts pursuant to Section 2.2(b) of the Black Diamond MIPA, (ii) solely if a payment of the Adjustment Amount by Black Diamond is required pursuant to Section 2.2(b) of the Black Diamond MIPA on the Second Amendment Effective Date, in an amount equal to 54.4% of such Adjustment Amount, the proceeds of which shall solely be used by Black Diamond pursuant to Section 2.2(b) of the Black Diamond MIPA, and (iii) solely if a payment by Black Diamond is required pursuant to Section 2.3(e) of the Black Diamond MIPA after the Second Amendment Effective Date, in an amount equal to 54.4% of the difference between (1) the Final Adjustment Amount (as defined in the Black Diamond MIPA) and (2) the Estimated Adjustment Amount (as defined in the Black Diamond MIPA), the proceeds of which shall be used by Black Diamond pursuant to Section 2.3(e) of the Black Diamond MIPA and (b) for ongoing capitalization and growth of Black Diamond from and after the Black Diamond Acquisition, provided the Investments under this clause (b) shall not exceed $25,000,000 in the aggregate (the Investments in the foregoing clauses (a) and (b), the “Permitted Black Diamond Investments”);

WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders have agreed, in accordance with Section 10.01 of the Credit Agreement, to (a) amend the Credit Agreement to permit Black Diamond HoldCo to make such Permitted Black Diamond Investments and (b) join Laramie River DevCo, Laramie River DevCo GP and Black Diamond HoldCo, all of which shall become Material Subsidiaries on the Second Amendment Effective Date, as Guarantors;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Parent, the Administrative Agent and the Lenders hereby agree as follows:

Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date in the manner provided in this Section 1.

1.1 Additional Definitions. Section 1.01 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Black Diamond” means Black Diamond Gathering, LLC, a Delaware limited liability company.

“Black Diamond HoldCo” means Black Diamond Gathering Holdings LLC, a Delaware limited liability company.

“Black Diamond MIPA” means that certain Membership Interest Purchase and Sale Agreement, between Black Diamond and Saddle Butte Pipeline Company II, LLC, a Delaware limited liability company, dated as of December 12, 2017, as in effect on the Second Amendment Effective Date.

“Second Amendment Effective Date” means January 31, 2018.

1.2 Amendment to Section 7.01. Section 7.01 of the Credit Agreement shall be amended to (a) delete the word “and” at the end of clause (u) thereof, (b) amend and restate the “.” at the end of clause (v) thereof with “;” and (c) insert a new clause (w) which shall read in full as follows:

(w) Liens securing Debt permitted pursuant to Section 7.09(l).

1.3 Amendment to Section 7.09. Section 7.09 of the Credit Agreement shall be amended as follows:

(a) clause (f) of Section 7.09 shall be amended to add the phrase “except as permitted in clause (l) hereof” to the end of said clause;

(b) clause (i) of Section 7.09 shall be amended and restated to read in full as follows:

“(i) (A) all Guarantees of Debt otherwise permitted by this Agreement, including Guarantees of Debt permitted to be incurred under this Section; provided, that, prior to the Guarantee Release Date, such Guarantees of Debt may only be incurred by the Loan Parties and (B) Guarantees of Debt by Black Diamond set forth on Schedule 7.09(i) as of January 31, 2018;

(c) clause (j) of Section 7.09 shall be amended to (1) delete the word “and” at the end of said clause, (2) amend and restate the “.” at the end of clause (k) thereof with “; and” and (3) insert a new clause (l) which shall read in full as follows:

“(l) Debt of Black Diamond and its Subsidiaries in an aggregate outstanding face amount not to exceed $2,500,000 arising under or in respect of letters of credit.”

1.4 Amendment to Section 7.10. Section 7.10 of the Credit Agreement shall be amended to (a) delete the word “and” at the end of clause (i) thereof, (b) amend and restate the “.” at the end of clause (j) thereof with “;” and (c) insert a new clause (k) which shall read in full as follows:

(k) Investments made by Black Diamond HoldCo in Black Diamond:

(i) prior to the Second Amendment Effective Date to fund 50% of the Deposit (as defined in the Black Diamond MIPA);

(ii) on the Second Amendment Effective Date in an amount equal to (A) 50% of the difference between (1) the Unadjusted Purchase Price (as defined in the Black Diamond MIPA) and (2) the Deposit (as defined in the Black Diamond MIPA) less (B) 54.4% of the amount of any Adjustment Amount (as defined in the Black Diamond MIPA) payable to Black Diamond on the Second Amendment Effective Date, the proceeds of which shall solely be used by Black Diamond to (x) fund the Indemnity Escrow Amount (as defined in the Black Diamond MIPA) and (y) pay amounts pursuant to Section 2.2(b) of the Black Diamond MIPA;

(iii) solely if a payment by Black Diamond of the Adjustment Amount is required pursuant to Section 2.2(b) of the Black Diamond MIPA on the Second Amendment Effective Date, in an amount equal to 54.4% of such Adjustment Amount, the proceeds of which shall solely be used by Black Diamond pursuant to Section 2.2(b) of the Black Diamond MIPA;

(iv) solely if a payment by Black Diamond is required pursuant to Section 2.3(e) of the Black Diamond MIPA after the Second Amendment Effective Date, in an amount equal to 54.4% of the difference between (A) the Final Adjustment Amount (as defined in the Black Diamond MIPA) and (B) the Estimated Adjustment Amount (as defined in the Black Diamond MIPA), the proceeds of which shall solely be used by Black Diamond pursuant to Section 2.3(e) of the Black Diamond MIPA; provided that at the time of making the Investment pursuant to the foregoing clause (iv): (A) the Black Diamond MIPA shall not have been amended, supplemented, waived or modified in a manner which is adverse to the Lenders (as determined by the Administrative Agent in its reasonable discretion and it being understood that any amendment, modification, waiver or supplement which has the effect of increasing the amount of such Investment prior to giving effect to such amendment, modification, waiver or supplement shall be deemed adverse to the Lenders) and (B) the Borrower shall have delivered to the Administrative Agent a certificate, signed by a Responsible Officer of the Borrower (1) setting forth the aggregate amount of such Investment, which shall not exceed 54.4% of the difference of the Final Adjustment Amount and the Estimated Adjustment Amount, (2) setting forth calculations of the Final Adjustment Amount and the Estimated Adjustment Amount and (3) certifying that, as of the date of such Investment, Black Diamond is solely using the proceeds of such Investment pursuant to Section 2.3(e) of the Black Diamond MIPA; and

(v) at any time and from time to time from and after the Second Amendment Effective Date in an aggregate amount not to exceed $25,000,000.

1.5 Addition of Schedule 7.09(i). The Credit Agreement shall be amended to attach Schedule 7.09(i) attached hereto as Schedule 7.09(i) thereto.

Section 2. Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent.

2.1 Counterparts. Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Parent and the Lenders constituting at least the Required Lenders.

2.2 Fees and Expenses. The Borrower shall have paid to Administrative Agent all fees due and owing to Administrative Agent (to the extent an invoice has been received by Borrower at least 24 hours prior to the Second Amendment Effective Date) pursuant to or in connection with this Amendment including, without limitation, all reasonable fees and expenses incurred by Administrative Agent (including, without limitation, fees and expenses of counsel to Administrative Agent) in the preparation, execution, review and negotiation of this Amendment and the other Loan Documents.

2.3 Black Diamond MIPA. Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying: (a) that attached to such certificate are true and complete fully executed copies of the documentation for the Black Diamond Acquisition, including the Black Diamond MIPA, and all exhibits, schedules, side letters, consents, amendments, modifications and waivers to the foregoing, (b) that Black Diamond is consummating the Black Diamond Acquisition pursuant to the terms of the Black Diamond MIPA substantially concurrently with the effectiveness of this Amendment, and (c) as to the amount of the Unadjusted Purchase Price, any Adjustment Amount and the Adjusted Purchase Price, in each case, as of the Second Amendment Effective Date as contemplated by the Black Diamond MIPA.

2.4 Guarantee Supplements. Administrative Agent shall have received a Supplement to the Guarantee Agreement, dated as of such date, executed by each of Laramie River DevCo, Laramie River DevCo GP and Black Diamond HoldCo, together with:

(a) a certificate of a secretary or assistant secretary of Borrower, acting in its capacity as the sole member and/or sole general partner of such Person, certifying as to the incumbency and genuineness of the signature of each Responsible Officer, secretary and assistant secretary of Borrower executing the Loan Documents to which such Person is a party and certifying that attached thereto is a true, correct and complete copy of the certificate or articles of limited partnership, formation or incorporation, as applicable, of such Person and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of organization, the limited partnership agreement, operating agreement, bylaws or other governing document, as applicable, of such Person as of such date and resolutions duly adopted by the board of directors, or other governing body, as applicable, of Borrower, acting in its capacity as the sole member and/or sole general partner of such Person authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of the Loan Documents to which such Person is a party;

(b) certificates as of a recent date setting forth the good standing of such Person under the Laws of (i) its jurisdiction of organization and (ii) each other jurisdiction in which the failure to be qualified to do business in such jurisdiction would reasonably be expected to have a Material Adverse Effect;

(c) an opinion of counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in each case as to such customary matters regarding the transactions contemplated by this Section 2.4 as the Administrative Agent or its counsel may reasonably request, which opinion shall permit reliance thereon by assignees permitted by Section 10.07(b) of the Credit Agreement, subject to customary conditions; and

(d) customary “know your customer” information regarding such Person as requested by the Administrative Agent.

2.5 Subsidiary Listing. Administrative Agent shall have received an updated listing of the Subsidiaries of Parent, consistent (except for the timing of delivery) with the listing described in Section 6.01(c) of the Credit Agreement, and otherwise in the form of Schedule 5.09 of the Credit Agreement.

2.6 No Material Adverse Effect. Prior to the Second Amendment Effective Date there shall not have occurred any events that, individually or in the aggregate, have had a Material Adverse Effect.

2.7 No Default. As of the Second Amendment Effective Date, no Default or Event of Default shall have occurred which is continuing.

Section 3. Representations and Warranties of the Borrower and the Parent. To induce Lenders and Administrative Agent to enter into this Amendment, the Borrower and the Parent each hereby represents and warrants to Lenders and Administrative Agent, on the Second Amendment Effective Date, as follows:

3.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of each Loan Party contained in the Credit Agreement and the other Loan Documents, or which are contained in any document furnished at any time under or in connection herewith or therewith, is true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) on the date hereof (or, if such representation speaks as of an earlier date, as of such earlier date).

3.2 Due Authorization; No Conflict. The execution, delivery and performance by the Borrower and the Parent of this Amendment are within the Borrower’s limited liability company powers and the Parent’s partnership powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower, the Parent or any other Loan Party or result in the creation or imposition of any Lien upon any of the assets of the Borrower, the Parent or any other Loan Party except Liens permitted by Section 7.01 of the Credit Agreement.

3.3 Validity and Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower and the Parent enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

3.4 No Default or Event of Default. No Default or Event of Default has occurred which is continuing.

3.5 Acknowledgment of No Defenses. The Borrower and the Parent each acknowledges that it has no defense to (a) the Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against the Borrower, the Parent or any other Loan Party of the Credit Agreement or any of the other Loan Documents (to the extent a party thereto) or any Liens intended to be created thereby.

3.6 Inaction by Administrative Agent or Lenders. No failure or delay on the part of Administrative Agent or Lenders to exercise any right or remedy under the Credit Agreement, any other Loan Documents or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Documents and applicable law.

Section 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

4.2 Loan Document. This Amendment constitutes a Loan Document.

4.3 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.4 Legal Expenses. The Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.5 Counterparts. This Amendment may be executed in counterparts, including, without limitation, by electronic signature, and all parties need not execute the same counterpart. Facsimiles or other electronic transmissions (e.g. pdfs) of such executed counterparts shall be effective as originals.

4.6 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.7 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.8 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

[Signature Pages to Follow]

BORROWER:	NOBLE MIDSTREAM SERVICES, LLC, a
Delaware limited liability company
	By:	/s/ John F. Bookout, IV
John F. Bookout, IV
Chief Financial Officer
PARENT:	NOBLE MIDSTREAM PARTNERS LP, a
Delaware limited partnership
By: Noble Midstream GP LLC, its General Partner
	By:	/s/ John F. Bookout, IV
John F. Bookout, IV
Chief Financial Officer

Signature Page to NBLX Credit Facility Second Amendment

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as
Administrative Agent, a Swing Line Lender, an L/C Issuer and a Lender
	By:	/s/ Dave Katz
	Name:	Dave Katz
	Title:	Executive Director

Signature Page to NBLX Credit Facility Second Amendment

LENDERS:	BANK OF AMERICA, N.A.,
as Lender, a Swing Line Lender and an L/C Issuer
	By:	/s/ Greg M. Hall
	Name:	Greg M. Hall
	Title:	Vice President

Signature Page to NBLX Credit Facility Second Amendment

BARCLAYS BANK PLC, as an L/C Issuer and a Lender
By:	/s/ Jake Lam
Name:	Jake Lam
Title:	Assistance Vice President

Signature Page to NBLX Credit Facility Second Amendment

CITIBANK, N.A., as a Lender
By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

Signature Page to NBLX Credit Facility Second Amendment

DNB CAPITAL LLC, as a Lender
By:	/s/ Kristie Li
Name:	Kristie Li
Title:	Senior Vice President
By:	/s/ Cathleen Buckley
Name:	Cathleen Buckley
Title:	Senior Vice President
DNB BANK ASA, NEW YORK BRANCH, as an L/C Issuer
By:	/s/ Kristie Li
Name:	Kristie Li
Title:	Senior Vice President
By:	/s/ Cathleen Buckley
Name:	Cathleen Buckley
Title:	Senior Vice President

Signature Page to NBLX Credit Facility Second Amendment

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Lender
By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

Signature Page to NBLX Credit Facility Second Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender
By:	/s/ Todd Vaubel
Name:	Todd Vaubel
Title:	Director

Signature Page to NBLX Credit Facility Second Amendment

BNP PARIBAS,. as Lender
By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director
By:	/s/ Joseph Onischuk
Name:	Joseph Onischuk
Title:	Managing Director

Signature Page to NBLX Credit Facility Second Amendment

BRANCH BANKING AND TRUST COMPANY, as Lender
By:	/s/ James Giordano
Name:	James Giordano
Title:	Senior Vice President

Signature Page to NBLX Credit Facility Second Amendment

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender
By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director
By:	/s/ Yvonne Tilden
Name:	Yvonne Tilden
Title:	Managing Director

Signature Page to NBLX Credit Facility Second Amendment

FIFTH THIRD BANK, as Lender
By:	/s/ Larry Hayes
Name:	Larry Hayes
Title:	Director

Signature Page to NBLX Credit Facility Second Amendment

MIZUHO BANK, LTD., as Lender
By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to NBLX Credit Facility Second Amendment

PNC BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Denise S. Davis
Name:	Denise S. Davis
Title:	Vice President

Signature Page to NBLX Credit Facility Second Amendment

SOCIETE GENERALE, as Lender
By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director

Signature Page to NBLX Credit Facility Second Amendment

SUMITOMO MITSUI BANKING CORPORATION, as Lender
By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page to NBLX Credit Facility Second Amendment

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Lender
By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

Signature Page to NBLX Credit Facility Second Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Brandon Dunn
Name:	Brandon Dunn
Title:	Vice President

Signature Page to NBLX Credit Facility Second Amendment